Exhibit (a)(21)

DEUTSCHE INTERNATIONAL FUND, INC.

ARTICLES SUPPLEMENTARY

Deutsche International Fund, Inc., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940 (which is hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: Pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Charter of the Corporation and by the Maryland General Corporation Law, the Board of Directors has designated and classified the shares of each class of the Deutsche Emerging Markets Frontier Fund series of the Corporation, all of which are unissued, into undesignated shares of the capital stock of the Corporation.

SECOND: (a) Immediately prior to the filing of these Articles Supplementary, the Corporation had the authority to issue 2,947,923,888 shares of capital stock, with a par value of $0.01 per share, for an aggregate par value of $29,479,238.88, which shares were designated and classified into the following Series, which Series were subdivided into the following Classes:

Series	Classes	Number of Shares

Deutsche CROCI® International Fund		470,595,597

	Class A shares	100,000,000
	Class C shares	20,000,000
	Class S shares	200,595,597
	Institutional Class shares	50,000,000
	Class R6 shares	50,000,000
	Class T shares	50,000,000

Deutsche Emerging Markets Equity Fund		320,000,000

	Class A shares	50,000,000
	Class C shares	20,000,000
	Class S shares	100,000,000
	Institutional Class shares	100,000,000
	Class T shares	50,000,000

Deutsche Emerging Markets Frontier Fund		250,000,000

	Class A shares	50,000,000
	Class C shares	50,000,000
	Class S shares	50,000,000
	Institutional Class shares	50,000,000
	Class T shares	50,000,000

Deutsche Global Macro Fund		300,000,000

	Class A shares	50,000,000
	Class C shares	50,000,000
	Class R shares	50,000,000
	Class S shares	50,000,000
	Institutional Class shares	50,000,000
	Class T shares	50,000,000

Deutsche Latin America Equity Fund		270,000,000

	Class A shares	50,000,000
	Class C shares	20,000,000
	Class S shares	100,000,000
	Institutional Class shares	50,000,000
	Class T shares	50,000,000

Deutsche World Dividend Fund		370,000,000

	Class A shares	50,000,000
	Class C shares	20,000,000
	Class S shares	100,000,000
	Institutional Class shares	100,000,000
	Class R6 shares	50,000,000
	Class T shares	50,000,000

Undesignated		967,328,291

(b) Immediately after the filing of these Articles Supplementary, the Corporation will continue to have the authority to issue 2,947,923,888 shares of capital stock, with a par value of $0.01 per share, for an aggregate par value of $29,479,238.88, which shares will be designated and classified into the following Series, which Series will be subdivided into the following Classes:

Series	Classes	Number of Shares

Deutsche CROCI® International Fund		470,595,597

	Class A shares	100,000,000
	Class C shares	20,000,000
	Class S shares	200,595,597
	Institutional Class shares	50,000,000
	Class R6 shares	50,000,000
	Class T shares	50,000,000

Deutsche Emerging Markets Equity Fund		320,000,000

	Class A shares	50,000,000
	Class C shares	20,000,000
	Class S shares	100,000,000
	Institutional Class shares	100,000,000
	Class T shares	50,000,000

Deutsche Global Macro Fund		300,000,000

	Class A shares	50,000,000
	Class C shares	50,000,000
	Class R shares	50,000,000
	Class S shares	50,000,000
	Institutional Class shares	50,000,000
	Class T shares	50,000,000

Deutsche Latin America Equity Fund		270,000,000

	Class A shares	50,000,000
	Class C shares	20,000,000
	Class S shares	100,000,000
	Institutional Class shares	50,000,000
	Class T shares	50,000,000

Deutsche World Dividend Fund		370,000,000

	Class A shares	50,000,000
	Class C shares	20,000,000
	Class S shares	100,000,000
	Institutional Class shares	100,000,000
	Class R6 shares	50,000,000
	Class T shares	50,000,000

Undesignated	1,217,328,291

THIRD: Except as otherwise provided by the express provisions of these Articles Supplementary, nothing herein shall limit, by inference or otherwise, the discretionary right of the Board of Directors of the Corporation to classify and reclassify and issue any unissued shares of the Corporation’s capital stock and to fix or alter all terms thereof to the full extent provided by the Charter of the Corporation.

FOURTH: The Board of Directors of the Corporation, acting at a meeting duly called and held on May 16, 2018, duly authorized and adopted resolutions designating and classifying the capital stock of the Corporation as set forth in these Articles Supplementary.

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IN WITNESS WHEREOF, Deutsche International Fund, Inc. has caused these Articles Supplementary to be signed and acknowledged in its name and on its behalf by its President and attested to by its Secretary on this 16th day of May, 2018; and its President acknowledges that these Articles Supplementary are the act of Deutsche International Fund, Inc., and she further acknowledges that, as to all matters or facts set forth herein which are required to be verified under oath, such matters and facts are true in all material respects to the best of her knowledge, information and belief, and that this statement is made under the penalties for perjury.

ATTEST:	DEUTSCHE INTERNATIONAL FUND, INC.

/s/ John Millette	/s/ Hepsen Uzcan
Name: John Millette	Name: Hepsen Uzcan
Position: Secretary	Position: President